UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 35.8%
CONSUMER DISCRETIONARY - 4.1%
Auto Components - 0.2%
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	1,000,000	$1,022,500	(a)

Automobiles - 1.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	850,000	948,813
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	795,321	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	730,000	679,413
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	264,826
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,945,118
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,090,000	2,301,947
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	171,385	(a)

Total Automobiles				7,106,823

Hotels, Restaurants & Leisure - 0.0%
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	151,900

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,061

Media - 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	469,350
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,072,500
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	90,297
Comcast Corp., Senior Notes	6.300%	11/15/17	1,000,000	1,219,555
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,142,418
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,345,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,244,250
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	810,000	1,021,197
Interpublic Group of Cos. Inc., Senior Notes	2.250%	11/15/17	820,000	819,811
News America Inc., Senior Notes	6.650%	11/15/37	50,000	61,768
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	1,952,619
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	71,936
UBM PLC, Notes	5.750%	11/3/20	920,000	974,427	(a)

Total Media				11,485,628

TOTAL CONSUMER DISCRETIONARY				19,807,912

CONSUMER STAPLES - 2.0%
Beverages - 0.6%
Heineken NV, Senior Notes	0.800%	10/1/15	2,000,000	2,000,198	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	823,729	(a)

Total Beverages				2,823,927

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	600,000	591,504
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	24,570	27,367	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	37,712	43,745
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	77,494	90,914
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	364,621
Safeway Inc., Senior Debentures	7.250%	2/1/31	420,000	481,969
Safeway Inc., Senior Notes	6.250%	3/15/14	1,000,000	1,048,863

Total Food & Staples Retailing				2,648,983

Food Products - 0.1%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	230,000	274,452
Mondelez International Inc., Senior Notes	5.375%	2/10/20	210,000	249,853

Total Food Products				524,305

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco - 0.8%
Altria Group Inc., Senior Notes	4.125%	9/11/15	1,050,000	$1,132,931
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,030,508
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	266,947
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,000,000	1,190,981

Total Tobacco				3,621,367

TOTAL CONSUMER STAPLES				9,618,582

ENERGY - 5.0%
Energy Equipment & Services - 0.6%
Transocean Inc., Senior Notes	4.950%	11/15/15	2,200,000	2,380,369
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	435,442
Transocean Inc., Senior Notes	6.375%	12/15/21	200,000	232,855

Total Energy Equipment & Services				3,048,666

Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,881,533
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	660,000	787,784
Apache Corp., Senior Notes	1.750%	4/15/17	780,000	793,593
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	686,322
BP Capital Markets PLC, Senior Notes	3.200%	3/11/16	1,000,000	1,065,234
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	110,250
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	320,000	349,600
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	520,000	553,150
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	200,000	202,750
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	257,500
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	840,000	971,250	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	560,000	701,400
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	789,172
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	474,100	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	187,899
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	917,418
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,162,509
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	769,616
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,065,000
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	722,925
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	310,000	350,391
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	490,000	640,675	(a)
Plains Exploration & Production Co., Senior Notes	7.625%	6/1/18	230,000	240,350
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	234,600
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	394,200
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	246,675
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	627,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,100,000	1,168,750	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	600,000	666,658

Total Oil, Gas & Consumable Fuels				21,018,304

TOTAL ENERGY				24,066,970

FINANCIALS - 12.1%
Capital Markets - 3.9%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	60,000	50,475	(b)
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	500,000	521,263
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	4,400,000	4,672,769
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,121,061
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	697,634
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	926,917

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Capital Markets - continued
Lehman Brothers Holdings Capital Trust VII	5.857%	5/28/13	100,000	$0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,759,026
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,828,965
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	636,172
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,000,000	1,122,378

Total Capital Markets				18,336,660

Commercial Banks - 3.4%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	275,386	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,760,000	1,804,832
BNP Paribas SA, Senior Notes	2.375%	9/14/17	1,460,000	1,481,620
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,259,926	(a)(b)(g)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	376,200
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,000,000	1,070,614
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	450,000	492,188	(a)(b)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,190,000	1,272,422	(a)(g)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	264,540
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	985,030	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,460,000	2,528,361
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	339,900
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	3,730,000	4,256,989

Total Commercial Banks				16,408,008

Consumer Finance - 1.1%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,580,000	1,869,671
SLM Corp., Senior Notes	3.875%	9/10/15	3,120,000	3,248,818

Total Consumer Finance				5,118,489

Diversified Financial Services - 3.1%
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,108,171
Citigroup Inc.	5.500%	2/15/17	5,570,000	6,194,007
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	290,000	300,875	(b)(g)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	190,000	197,187	(b)(g)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	711,161
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	537,919
General Electric Capital Corp., Senior Notes	1.000%	1/8/16	2,500,000	2,501,080
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,366,940
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	209,637
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	63,600	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(b)

Total Diversified Financial Services				14,729,327

Insurance - 0.6%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	606,379
American International Group Inc., Senior Notes	4.875%	6/1/22	1,000,000	1,131,289
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	950,894	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	293,564	(a)

Total Insurance				2,982,126

TOTAL FINANCIALS				57,574,610

HEALTH CARE - 4.0%
Biotechnology - 0.4%
Amgen Inc., Senior Notes	2.500%	11/15/16	1,500,000	1,574,031
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	420,265

Total Biotechnology				1,994,296

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	$55,993
Express Scripts Inc., Senior Notes	3.125%	5/15/16	4,600,000	4,859,321
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,345,200	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	677,805
HCA Inc., Senior Secured Notes	7.250%	9/15/20	200,000	221,250
Humana Inc.	8.150%	6/15/38	680,000	953,770
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	416,242
Humana Inc., Senior Notes	3.150%	12/1/22	190,000	187,670
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	554,000	623,250
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	560,000	548,800	(a)
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	940,000
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	616,646
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,730,466
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	151,240
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	503,391

Total Health Care Providers & Services				13,831,044

Pharmaceuticals - 0.7%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,500,000	2,519,422	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	650,000	650,586	(a)

Total Pharmaceuticals				3,170,008

TOTAL HEALTH CARE				18,995,348

INDUSTRIALS - 1.5%
Airlines - 0.5%
Air 2 US, Notes	8.027%	10/1/19	484,580	508,809	(a)
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	166,774	186,787
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	60,595	62,552
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,789	51,732
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	859,048	1,002,939
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	178,075	(a)
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	179,487	188,461

Total Airlines				2,179,355

Building Products - 0.2%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,070,650	(a)
Masco Corp.	7.125%	8/15/13	50,000	51,012

Total Building Products				1,121,662

Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	344,278

Electrical Equipment - 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,111,503	(a)

Machinery - 0.2%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	950,594

Road & Rail - 0.3%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,318,755	(a)

TOTAL INDUSTRIALS				7,026,147

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment, Instruments & Components - 0.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	254,000	289,560	(a)

IT Services - 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	218,925	(a)

Semiconductors & Semiconductor Equipment - 0.5%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,570,436

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	$873,655

Total Semiconductors & Semiconductor Equipment				2,444,091

TOTAL INFORMATION TECHNOLOGY				2,952,576

MATERIALS - 3.5%
Chemicals - 0.3%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,422,000

Construction Materials - 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	465,150	(a)

Containers & Packaging - 0.5%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	441,000
Crown Americas LLC/Crown Americas Capital Corp. IV, Senior Notes	4.500%	1/15/23	950,000	921,500	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	500,000	548,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	149,100
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	200,000	204,450
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	100,000	101,129

Total Containers & Packaging				2,365,304

Metals & Mining - 2.5%
ArcelorMittal, Senior Notes	5.000%	2/25/17	180,000	188,370
Barrick Gold Corp., Senior Notes	2.900%	5/30/16	2,000,000	2,102,882
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	270,000	271,088
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	410,000	437,396
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	180,000	179,339
Evraz Group SA, Notes	6.750%	4/27/18	420,000	434,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	850,000	916,938	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	870,000	864,787
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	455,100
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	722,404
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	280,000	287,293
Xstrata Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,888,583
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	680,000	687,728	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	530,000	537,215	(a)

Total Metals & Mining				11,973,823

Paper & Forest Products - 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	380,000	419,710	(a)

TOTAL MATERIALS				16,645,987

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.0%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,798,732
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	250,000	220,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	778,750
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	207,093
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	89,511
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	242,163
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,436,500	(a)

Total Diversified Telecommunication Services				4,772,749

Wireless Telecommunication Services - 0.6%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	328,781
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	370,000	409,775	(a)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,200,000	1,483,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - continued
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	410,000	$456,248	(a)

Total Wireless Telecommunication Services				2,678,304

TOTAL TELECOMMUNICATION SERVICES				7,451,053

UTILITIES - 1.4%
Independent Power Producers & Energy Traders - 1.4%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,368,250
AES Corp., Senior Notes	7.750%	10/15/15	300,000	337,125
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	190,000	199,262	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	549,000	609,390	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	640,000	719,192	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	8,400	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,480,000	1,702,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	811,875	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,044,054

TOTAL UTILITIES				6,799,548

TOTAL CORPORATE BONDS & NOTES (Cost - $164,814,225)				170,938,733

ASSET-BACKED SECURITIES - 5.7%
ACE Securities Corp., 2006-GP1 A	0.464%	2/25/31	109,026	94,989	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.239%	7/25/32	385,165	331,105	(b)
Argent Securities Inc., 2003-W8 M1	1.254%	12/25/33	1,456,512	1,405,578	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,339,325	1,356,066	(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	141,015
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.404%	11/25/45	638,237	610,453	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.490%	6/25/38	1,153,398	1,084,194	(b)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	559,273
Fremont Home Loan Trust, 2006-B 2A2	0.304%	8/25/36	480,027	186,150	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.384%	12/25/36	1,058,047	773,145	(b)
Greenpoint Manufactured Housing, 1999-2 A2	3.703%	3/18/29	325,000	289,582	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.703%	6/19/29	150,000	133,809	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.704%	2/20/30	175,000	154,790	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.702%	2/20/32	275,000	234,489	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.703%	3/13/32	350,000	293,591	(b)
GSAMP Trust, 2004-SEA2 M2	1.454%	3/25/34	3,700,000	2,594,299	(b)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	348,362	32,725
GSAMP Trust, 2006-SEA1 A	0.504%	5/25/36	167,307	164,723	(a)(b)
GSAMP Trust, 2007-FM1 A2C	0.374%	12/25/36	2,049,637	1,040,268	(b)
GSAMP Trust, 2007-FM1 A2D	0.454%	12/25/36	3,383,834	1,750,308	(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.504%	9/25/36	241,364	216,413	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	496,639	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.464%	6/25/36	1,123,503	234,048	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.544%	2/25/36	413,900	401,699	(b)
Lehman XS Trust, 2005-7N 1A1A	0.474%	12/25/35	2,375,804	2,018,075	(b)
Lehman XS Trust, 2006-16N A4B	0.444%	11/25/46	287,606	56,571	(b)
Lehman XS Trust, 2006-GP3 2A2	0.424%	6/25/46	112,531	6,781	(b)
MASTR Specialized Loan Trust, 2006-3 A	0.464%	6/25/46	302,086	193,486	(a)(b)

MASTR Specialized Loan Trust, 2007-1 A	0.574%	1/25/37	286,000	144,448	(a)(b)
Nelnet Student Loan Trust, 2005-4 A4R2	1.107%	3/22/32	2,900,000	2,509,953	(b)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	199,998	197,847	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.604%	2/25/35	546,277	537,910	(b)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	2,697,411	2,183,049	(b)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	$154,050	(a)
RAAC Series, 2005-SP2 2A	0.504%	6/25/44	2,736,685	2,390,198	(b)
RAAC Series, 2006-RP4 A	0.494%	1/25/46	319,432	298,091	(a)(b)
Soundview Home Loan Trust, 2006-EQ1 A3	0.364%	10/25/36	2,538,385	1,979,016	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $27,354,650)				27,248,826

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.6%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.339%	1/25/35	1,333,524	1,334,680	(b)
Banc of America Funding Corp., 2006-D 6A1	5.102%	5/20/36	867,368	727,819	(b)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.998%	7/25/33	17,768	17,547	(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.830%	2/25/34	18,468	18,245	(b)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.660%	12/25/33	453,213	456,601	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.884%	9/25/34	102,088	100,322	(b)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.044%	11/25/34	75,438	74,204	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.704%	3/25/35	31,739	30,581	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.989%	1/25/36	307,248	214,342	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.790%	2/25/35	82,411	71,402	(b)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.364%	12/25/46	771,298	525,380	(b)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.464%	11/25/35	377,558	275,039	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.433%	7/20/35	514,459	419,538	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.503%	11/20/35	302,194	227,446	(b)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.464%	1/25/46	306,312	226,327	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.434%	7/25/46	342,821	75,496	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.110%	6/19/31	26,610	26,681	(b)
Countrywide Home Loans, 2003-60 1A1	3.199%	2/25/34	270,771	262,124	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.944%	5/19/33	19,539	19,476	(b)
Countrywide Home Loans, 2006-3 1A2	0.534%	3/25/36	321,873	104,348	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.654%	6/25/34	131,816	123,412	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.297%	7/15/37	3,880,834	645,000	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.674%	7/25/21	1,841,532	205,408	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.226%	4/25/20	1,131,689	74,422	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.673%	6/25/20	1,158,182	106,929	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.504%	8/25/20	11,230,943	909,639	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.446%	9/25/40	2,522,403	411,999	(b)
Federal National Mortgage Association (FNMA), 2011-053 ST, IO	5.716%	6/25/41	2,700,610	397,308	(b)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	441,018	501,685
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.196%	8/25/42	1,634,938	321,592	(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.481%	2/25/36	447,943	329,019	(b)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.454%	4/25/36	1,353,204	1,088,923	(b)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.434%	4/25/36	356,158	$208,115	(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.554%	1/25/36	2,372,596	1,959,364	(a)(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.383%	11/19/46	366,558	246,040	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.353%	1/25/47	731,497	547,567	(b)
IMPAC CMB Trust, 2004-5 1A1	0.924%	10/25/34	141,159	134,827	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	1.004%	11/25/34	8,761	8,541	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	199,826	199,084
Lehman Mortgage Trust, 2007-1 2A3, IO	6.426%	2/25/37	4,602,918	1,460,994	(b)
MASTR ARM Trust, 2003-3 3A4	2.289%	9/25/33	1,458,537	1,435,261	(b)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.564%	7/25/35	3,558,264	3,030,584	(a)(b)
Merit Securities Corp., 11PA B2	1.704%	9/28/32	5,317	5,254	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.048%	5/25/34	372,199	374,800	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.974%	8/25/34	65,624	63,027	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.812%	3/25/36	383,311	290,183	(b)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.552%	8/25/36	343,093	238,563	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.632%	8/26/34	1,500,000	1,041,270	(a)(b)
Residential Accredit Loans Inc., 2006-QO3 A2	0.464%	4/25/46	1,123,698	573,199	(b)
Residential Accredit Loans Inc., 2006-QO3 A3	0.534%	4/25/46	1,573,097	815,693	(b)
Residential Accredit Loans Inc., 2006-QO3, A1	0.414%	4/25/46	2,166,226	1,091,973	(b)
Residential Accredit Loans Inc., 2007-QO1 A1	0.354%	2/25/47	2,090,075	1,548,815	(b)
Sequoia Mortgage Trust, 2007-4 4A1	5.110%	7/20/47	1,110,663	1,011,778	(b)
Structured ARM Loan Trust, 2004-04 3A2	2.718%	4/25/34	772,737	773,984	(b)
Structured ARM Loan Trust, 2004-07 A1	0.609%	6/25/34	16,451	14,685	(b)
Structured ARM Loan Trust, 2004-17 A1	1.321%	11/25/34	49,721	48,613	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.524%	10/25/35	944,806	772,092	(b)
Structured ARM Loan Trust, 2005-20 4A1	5.390%	10/25/35	1,559,103	1,422,208	(b)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.943%	12/19/33	86,962	81,387	(b)
Structured Asset Securities Corp., 2002-08A 7A1	2.063%	5/25/32	54,190	52,557	(b)
Structured Asset Securities Corp., 2002-11A 1A1	2.273%	6/25/32	9,173	9,005	(b)
Structured Asset Securities Corp., 2002-16A 1A1	2.872%	8/25/32	226,228	223,878	(b)
Structured Asset Securities Corp., 2002-18A 1A1	2.906%	9/25/32	5,905	5,848	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.604%	9/25/33	239,927	219,371	(a)(b)
Structured Asset Securities Corp., 2004-NP2 A	0.554%	6/25/34	2,543,936	2,280,504	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.104%	3/25/44	29,084	26,871	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.147%	5/25/46	2,552,257	1,652,214	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.147%	6/25/46	1,252,197	625,716	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.137%	8/25/46	1,914,235	1,226,311	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.684%	5/25/35	205,480	207,693	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $39,800,183)				36,250,803

COLLATERALIZED SENIOR LOANS - 6.6%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.3%
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	1,210,000	1,222,100	(h)

Diversified Consumer Services - 0.2%
ServiceMaster Co., New Term Loan	4.250%	4/1/17	1,000,000	1,007,500	(h)

Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.454%	1/26/18	2,154,112	1,994,169	(h)
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	739,191	744,735	(h)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure - continued
Dunkin Brands Inc., Term Loan B3	3.750 - 5.000%	2/14/20	993,277	$1,004,244	(h)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.710%	11/23/16	107,776	107,910	(h)
Las Vegas Sands LLC, Extended Term Loan B	2.710%	11/23/16	426,703	427,237	(h)
Leslie’s Poolmart Inc., New Term Loan B	5.250%	10/16/19	997,700	1,011,419	(h)(i)

Total Hotels, Restaurants & Leisure				5,289,714

Media - 0.9%
Cengage Learning Acquisitions Inc.,, Extended Term Loan B6	5.710%	7/5/17	685,531	505,579	(h)
Charter Communications Operating LLC,, Extended Term Loan C	3.460%	9/6/16	154,275	154,767	(h)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	496,250	497,833	(h)
Getty Images Inc., Term Loan B	4.750%	10/18/19	1,190,000	1,207,000	(h)
Univision Communications Inc., Extended Term Loan	4.454%	3/31/17	728,841	732,139	(h)
UPC Financing Partnership, Term Loan T	3.704%	12/30/16	170,812	172,093	(h)
Weather Channel, REFI Term Loan B	3.500%	2/7/17	994,569	1,007,416	(h)

Total Media				4,276,827

Multiline Retail - 0.2%
Neiman Marcus Group Inc.,, Extended Term Loan	4.000%	5/16/18	925,000	933,094	(h)

Specialty Retail - 0.5%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	937,929	910,026	(h)
Party City Holdings Inc., REFI Term Loan B	4.250%	7/29/19	1,665,590	1,681,899	(h)

Total Specialty Retail				2,591,925

TOTAL CONSUMER DISCRETIONARY				15,321,160

CONSUMER STAPLES - 0.2%
Food Products - 0.2%
Del Monte Foods Co., Term Loan B	4.000%	3/8/18	1,000,000	1,007,708	(h)

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Arch Coal Inc. Term Loan	5.750%	5/16/18	1,200,000	1,218,000	(h)
Chesapeake Energy Corp., Term Loan B	5.750%	12/1/17	1,000,000	1,029,821	(h)
Plains Exploration & Production Co., New 7 Year Term Loan B	4.000%	11/30/19	1,000,000	1,000,357	(h)

TOTAL ENERGY				3,248,178

HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.3%
Bausch & Lomb Inc., Term Loan B	5.250%	5/17/19	746,250	752,242	(h)
BSN Medical Acquisition Holdings, Term Loan B	5.000%	7/27/19	500,000	503,333	(h)

Total Health Care Equipment & Supplies				1,255,575

Pharmaceuticals - 0.2%
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.250%	9/30/19	1,250,000	1,250,781	(h)

TOTAL HEALTH CARE				2,506,356

INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Language Line LLC, New Term Loan B	6.250%	6/20/16	260,000	257,509	(h)

Machinery - 0.2%
Intelligrated Inc., First Lien Term Loan	4.500 - 5.500%	7/30/18	997,500	1,001,864	(h)

TOTAL INDUSTRIALS				1,259,373

INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.3%
Ancestry Com Inc., Term Loan	7.000%	12/28/18	640,000	641,200	(h)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Internet Software & Services - continued
Ancestry Com Inc., Term Loan B	0.000%	12/28/18	650,000	$651,219	(h)

Total Internet Software & Services				1,292,419

IT Services - 0.2%
First Data Corp., Extended Term Loan B	4.204%	3/23/18	612,309	610,166	(h)
SunGard Data Systems Inc., Term Loan B	3.827 - 3.918%	2/26/16	645,841	645,518	(h)

Total IT Services				1,255,684

TOTAL INFORMATION TECHNOLOGY				2,548,103

MATERIALS - 0.6%
Construction Materials - 0.1%
Fairmount Minerals Ltd., New Term Loan B	5.250%	3/15/17	426,344	428,387	(h)

Metals & Mining - 0.5%
FMG America Finance Inc., Term Loan	5.250%	10/18/17	2,194,500	2,218,012	(h)

TOTAL MATERIALS				2,646,399

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	4.500%	4/2/18	497,491	504,953	(h)

Wireless Telecommunication Services - 0.3%
Telesat Canada Inc., Term Loan B	5.500%	3/28/19	1,492,500	1,501,828	(h)

TOTAL TELECOMMUNICATION SERVICES				2,006,781

UTILITIES - 0.2%
Electric Utilities - 0.2%
Equipower Resources Holdings LLC, First Lien Term Loan	5.500%	12/21/18	979,153	992,616	(h)

Independent Power Producers & Energy Traders - 0.0%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	150,000	153,750	(h)

TOTAL UTILITIES				1,146,366

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $31,613,968)				31,690,424

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $46,377)	7.000%	1/31/20	285,000	31,150	(a)

MORTGAGE-BACKED SECURITIES - 3.1%
FNMA - 2.8%
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,757,505	1,962,446
Federal National Mortgage Association (FNMA)	2.500%	4/16/28	600,000	622,406	(j)
Federal National Mortgage Association (FNMA)	3.500%	4/11/43	5,700,000	6,018,844	(j)
Federal National Mortgage Association (FNMA)	4.000%	4/11/43	4,400,000	4,690,813	(j)

Total FNMA				13,294,509

GNMA - 0.3%
Government National Mortgage Association (GNMA)	3.500%	4/18/43	300,000	322,688	(j)
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	524,934	580,659
Government National Mortgage Association (GNMA) II	3.500%	4/18/43	500,000	534,609	(j)

Total GNMA				1,437,956

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $14,647,238)				14,732,465

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MUNICIPAL BONDS - 1.1%
North Carolina - 0.6%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	3,100,000		$3,154,033	(b)

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency Revenue, Guaranteed Student Loans	14.283%	6/1/47	1,650,000		1,604,386	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.514%	6/1/47	775,000		752,907	(b)

Total Pennsylvania					2,357,293

TOTAL MUNICIPAL BONDS (Cost - $5,092,907)					5,511,326

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.3%
Brazil - 0.1%
Brazil Nota do Tesouro Nacional, Notes	6.000%	5/15/15	591,000	BRL	705,263

Sweden - 0.2%
Kingdom of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	973,241

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $987,376)					1,678,504

SOVEREIGN BONDS - 1.9%
Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	222,265
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,755,000	BRL	2,909,952
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	667,000	BRL	334,839

Total Brazil					3,467,056

Malaysia - 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,022,000	MYR	664,788
Government of Malaysia, Senior Bonds	4.262%	9/15/16	720,000	MYR	241,529

Total Malaysia					906,317

Mexico - 1.0%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,972,483
Mexican Bonos, Bonds	6.500%	6/9/22	29,780,900	MXN	2,684,031
Mexican Bonos, Bonds	10.000%	12/5/24	1,570,000	MXN	182,780

Total Mexico					4,839,294

TOTAL SOVEREIGN BONDS (Cost - $9,154,818)					9,212,667

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.4%
U.S. Government Obligations - 20.4%
U.S. Treasury Bonds	4.375%	5/15/41	430,000		539,448
U.S. Treasury Bonds	3.125%	11/15/41	2,325,000		2,338,806
U.S. Treasury Bonds	3.125%	2/15/42	1,790,000		1,798,950
U.S. Treasury Bonds	3.000%	5/15/42	475,000		465,054
U.S. Treasury Bonds	2.750%	8/15/42	130,000		120,616
U.S. Treasury Notes	1.875%	2/28/14	1,520,000		1,543,691
U.S. Treasury Notes	0.250%	9/15/15	80,000		79,888
U.S. Treasury Notes	0.250%	10/15/15	70,000		69,885
U.S. Treasury Notes	1.000%	8/31/16	950,000		967,738
U.S. Treasury Notes	0.750%	6/30/17	890,000		895,145
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,660,476
U.S. Treasury Notes	0.750%	10/31/17	2,260,000		2,266,534
U.S. Treasury Notes	0.625%	11/30/17	10,000,000		9,966,410
U.S. Treasury Notes	1.250%	4/30/19	24,650,000		24,981,247
U.S. Treasury Notes	1.000%	9/30/19	17,190,000		17,061,075
U.S. Treasury Notes	1.250%	10/31/19	5,140,000		5,177,748

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	$6,675,920
U.S. Treasury Notes	2.000%	2/15/22	130,000	133,646
U.S. Treasury Notes	1.625%	8/15/22	20,060,000	19,801,407
U.S. Treasury Notes	1.625%	11/15/22	760,000	746,522

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $97,537,004)				97,290,206

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
U.S. Treasury Bonds, Inflation Indexed (Cost - $2,234,856)	2.125%	2/15/40	1,597,980	2,251,030

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc. (Cost - $284,300)			17,138	273,351	*

PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Consumer Finance - 0.9%
GMAC Capital Trust I (Cost - $3,961,616)	8.125%		158,099	4,300,293	(b)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 3-Year Futures, Put @ $98.38 (Cost - $27,990)		6/14/13	74	5,550

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	912	25,071	*(e)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $397,557,508)				401,440,399

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 17.9%
U.S. Government Agencies - 9.3%
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	5/3/13	25,000,000	24,998,000	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	4/17/13	10,000,000	9,999,580	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/6/13	9,200,000	9,199,124	(k)

Total U.S. Government Agencies (Cost - $44,196,704)				44,196,704

U.S. Government Obligations - 4.2%
U.S. Treasury Bills (Cost - $19,996,186)	0.105%	6/6/13	20,000,000	19,998,080	(k)

Repurchase Agreements - 4.4%
Deutsche Bank Securities Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $21,073,445; (Fully collateralized by U.S. government agency obligations, 1.710% due 1/15/20; Market value - $21,494,460) (Cost - $21,073,000)	0.190%	4/1/13	21,073,000	21,073,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $85,265,890)				85,267,784

TOTAL INVESTMENTS - 101.9% (Cost - $482,823,398#)				486,708,183
Liabilities in Excess of Other Assets - (1.9)%				(8,956,470)

TOTAL NET ASSETS - 100.0%				$477,751,713

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of March 31, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of March 31, 2013. The rate for fully unfunded term loans is to be determined.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 3-Year Futures, Put (Premiums received - $16,410)	6/14/13	$98.13	74	$1,850

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$170,938,733	$0	*	$170,938,733
Asset-backed securities	—	24,808,566	2,440,260		27,248,826
Collateralized mortgage obligations	—	36,250,803	—		36,250,803
Collateralized senior loans	—	31,690,424	—		31,690,424
Convertible bonds & notes	—	31,150	—		31,150
Mortgage-backed securities	—	14,732,465	—		14,732,465
Municipal bonds	—	5,511,326	—		5,511,326
Non-U.S. Treasury inflation protected securities	—	1,678,504	—		1,678,504
Sovereign bonds	—	9,212,667	—		9,212,667
U.S. government & agency obligations	—	97,290,206	—		97,290,206
U.S. Treasury inflation protected securities	—	2,251,030	—		2,251,030
Common stocks	—	273,351	—		273,351
Preferred stocks	$4,300,293	—	—		4,300,293
Purchased options	5,550	—	—		5,550
Warrants	—	25,071	—		25,071

Total long-term investments	$4,305,843	$394,694,296	$2,440,260		$401,440,399

Short-term investments†	—	85,267,784	—		85,267,784

Total investments	$4,305,843	$479,962,080	$2,440,260		$486,708,183

Other financial instruments:
Forward foreign currency contracts	—	$887,566	—		887,566

Total other financial instruments	$—	$887,566	—		$887,566

Total	$4,305,843	$480,849,646	$2,440,260		$487,595,749

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$1,850	—	—	$1,850
Futures contracts	799,410	—	—	799,410
Forward foreign currency contracts	—	$30,712	—	30,712
Interest rate swaps	—	6,672	—	6,672
Credit default swaps on corporate issues – buy protection	—	45,404	—	45,404
Credit default swaps on credit indices – buy protection‡	—	613,660	—	613,660

Total	$801,260	$696,448	—	$1,497,708

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is

Notes to Schedule of Investments (unaudited) (continued)

exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2013, the Fund held written options, forward foreign currency contracts, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $698,298. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $700,000, which could be used to reduce the required payment.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,292,747
Gross unrealized depreciation	(11,407,962)

Net unrealized appreciation	$3,884,785

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
90-Day Eurodollar	89	9/13	$22,175,302	$22,167,675	$(7,627)
Contracts to Sell:
90-Day Eurodollar	89	9/14	22,135,160	22,140,975	(5,815)
German Euro Bund	140	6/13	25,685,353	26,109,506	(424,153)
U.S. Treasury 2-Year Notes	38	6/13	8,375,955	8,377,219	(1,264)
U.S. Treasury 5-Year Notes	90	6/13	11,125,340	11,164,922	(39,582)
U.S. Treasury 10-Year Notes	616	6/13	80,998,889	81,302,375	(303,486)
U.S. Treasury 30-Year Bonds	7	6/13	1,000,962	1,011,281	(10,319)
U.S. Treasury Ultra Long-Term Bonds	12	6/13	1,883,961	1,891,125	(7,164)

					$(791,783)

Net unrealized loss on open futures contracts					$(799,410)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	74	$16,410
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2013	74	$16,410

At March 31, 2013, the Fund held TBA securities with a total cost of $12,145,930.

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Philippine Peso	Citibank, N.A.	200,000,000	$4,904,205	5/8/13	$(20,691)
Mexican Peso	Morgan Stanley & Co. Inc.	102,939,122	8,296,954	5/16/13	219,116
Singapore Dollar	Citibank, N.A.	5,940,000	4,789,545	5/16/13	(10,021)

					188,404

Contracts to Sell:
Euro	Morgan Stanley & Co. Inc.	2,500,000	3,205,148	4/25/13	128,502
Euro	Citibank, N.A.	4,501,609	5,772,236	5/16/13	323,401
Euro	Deutsche Bank AG	200,000	256,452	5/16/13	1,688
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,341,408	5/16/13	129,411
Euro	UBS AG	500,000	641,130	5/16/13	36,489
Japanese Yen	Citibank, N.A.	662,277,200	7,037,633	5/16/13	36,315
Japanese Yen	Credit Suisse	165,039,620	1,753,780	5/16/13	12,644

					668,450

Net unrealized gain on open forward foreign currency contracts					$856,854

At March 31, 2013, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(5,779)
Credit Suisse	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(893)

Total	$100,000				—	$(6,672)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (AmerisourceBergen
Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.32%	0.900% quarterly	$(758)	—	$(758)
Credit Suisse (Masco Corp., 6.125%,due 10/3/16)	50,000	9/20/13	0.23%	0.750% quarterly	(130)	—	(130)
Goldman Sachs Group Inc. (Citigroup
Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	0.19%	4.700% quarterly	(44,516)	—	(44,516)

Total	$1,100,000				$(45,404)	—	$(45,404)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (MARKIT CDX.NA.HY.18 Index)	$5,544,000	6/20/17	5.000% quarterly	$(284,008)	$105,457	$(389,465)
Goldman Sachs Group Inc. (MARKIT CDX.NA.HY.18 Index)	6,435,000	6/20/17	5.000% quarterly	(329,652)	(130,885)	(198,767)

Total	$11,979,000			$(613,660)	$(25,428)	$(588,232)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Notes to Schedule of Investments (unaudited) (continued)

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Futures Contrracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$5,550	$(1,850)	$(799,410)	—	—	$(6,672)	$(802,382)
Foreign Exchange Risk	—	—	—	$887,566	$(30,712)	—	$856,854
Credit Risk	—	—	—	—	—	(659,064)	$(659,064)

Total	$5,550	$(1,850)	$(799,410)	$887,566	$(30,712)	$(665,736)	$(604,592)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$18,478
Written options	5,550
Futures contracts (to buy)	34,339,283
Futures contracts (to sell)	150,159,668
Forward foreign currency contracts (to buy)	15,220,207
Forward foreign currency contracts (to sell)	22,798,662

Average Notional Balance
Interest rate swap contracts	$100,000
Credit default swap contracts (to buy protection)	13,537,559
Credit default swap contracts (to sell protection)	188,250

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013